UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811 02995

Exact name of registrant as specified in charter: NRM Investment Company

Address of principal executive offices: NRM Investment Company, 280 Abrahams Lane, Villanova, Pa., 19085

Name and address of agent for service: John H. McCoy, President, NRM Investment Company, 280 Abrahams Lane, Villanova, Pa., 19085

Registrant’s Telephone Number: (610) 995-0322

Date of fiscal year end: August 31

Date of Reporting Period: Period ending August 31, 2008

NRM Investment Company
Notes to Financial Statements
August 31, 2008

ITEM 1 - REPORTS TO STOCKHOLDERS

          A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act is attached hereto.

ITEM 2 - CODE OF ETHICS

          The registrant has adopted a code of ethics. It is incorporated by reference to Exhibit to Item 11 (a)(1) to Registrant’s N-CSR filed for its fiscal year ending August 31, 2005. The code of ethics is available, without charge, upon request, by calling the Fund’s assistant secretary, Edward Fackenthal, collect at 610 279 3370 or contacting him at his email address: edwardfackental@cs.com. The code of ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.

ITEM 3. - AUDIT COMMITTEE FINANCIAL EXPERT

          The Board of Directors does not have an audit committee and accordingly the entire board oversees the Registrant’s accounting and financial reporting processes including the audits of its financial statements. The board employs an outside accountant responsible for normal bookkeeping, tax preparation and recordkeeping, and employs a firm of independent auditors to report on internal controls and certify its financial records on an annual basis. The bookkeeper and outside auditor both qualify as financial experts. The outside accountant and auditor are engaged on behalf of the Registrant by the Company’s president and their engagements are ratified yearly by the shareholders. The outside auditor provides no services for the Registrant’s investment adviser. Note: two members of the five-member board of directors own 87.7% of its shares. Registrant has no salaried employees to otherwise fulfill the role of financial expert.

NRM Investment Company
Notes to Financial Statements
August 31, 2008

ITEM 4. ACCOUNTANT FEES AND SERVICES

	2007	2008

(a) Audit fees	$17,000	$18,500

(b) Related fees	0	0

(c) (d) Tax & other fees	6,800	7,000	[1]

ITEM 5. -  Registrant is not a listed issuer.

ITEM 6 - SCHEDULE OF INVESTMENTS

The information is included as part of the report to shareholders filed under Item 1 of this report and attached hereto.

ITEMS 7, 8 – PROXY VOTING POLICIES AND PURCHASES OF EQUITY SECURITIES

The information requested is not applicable to this open-end company.

ITEM 9 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable for this report.

ITEM – 10 CONTROLS AND PROCEDURES

The Fund operates through its five-member board of directors sitting as an executive committee of the whole; the board members receive only nominal director’s fees. The Fund has no employees other than its officers none of whom receives compensation in such role. (The Assistant Secretary to the Fund is its counsel who receives compensation only for legal work, not in his role as a Fund officer.) The Fund engages independent contractors to provide investment, financial and custodial services. The Fund’s principal executive and financial officer is its major shareholder and one of the five directors. In his view the following controls and procedures are effective to comply with the Regulations under the Investment Company Act.

[1]	Billed on a non-segregated basis.

NRM Investment Company
Notes to Financial Statements
August 31, 2008

Portfolio Procedures

1. The Investment Advisor has discretion in investing the Fund’s portfolio but only within the guidelines established by the Board of Directors, and those authorized to execute investment transactions act only on direction by the Board or Advisor.

2. Any significant inflows or outflows of cash will be brought to the President’s attention to confirm that a related purchase or sale of securities or other disbursement was authorized by him.

Investment Custody and Shareholder Services

1. All transactions with shareholders and the custody of the Fund’s Securities is performed by an independent corporate custodian. Any changes to these functions must be authorized by the Board of Directors.

Accounting and Reporting

1. The recording, summarizing and reporting of all financial data will be performed by a CPA who is independent of the buying and selling of securities as well as the disbursement of the Fund’s cash and transfer of the Fund’s assets.

2. Upon discovery, the CPA will bring any unusual transaction directly to the President and/or Board’s attention.

3. The CPA will provide directly to the Board of Directors a Statement of Net Assets and a Statement of Operations in accordance with generally accepted accounting principles within ten business days of each month end.

NRM Investment Company
Notes to Financial Statements
August 31, 2008

CERTIFICATIONS

I, John H. McCoy, President and Treasurer of the Fund (the Company’s principal executive and financial officer) certify that:

1.       I have reviewed this report on Form N-CSR of NRM Investment Company;

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.       The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

          (a)       Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b)       Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          (c)       Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

NRM Investment Company
Notes to Financial Statements
August 31, 2008

          (d)       Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.       The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

          (a)       All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

          (b)       Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

NRM Investment Company
Notes to Financial Statements August 31, 2008

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: NRM Investment Company

By:	/s/ John H. McCoy
John H. McCoy, President and Treasurer

Date:	10/30/08

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John H. McCoy
John H. McCoy, President and Treasurer

Date:	10/30/08

By:	/s/ Edward Fackenthal
Edward Fackenthal, Counsel and Assistant Secretary

Date:	10/30/08

NRM Investment Company

Financial Report

August 31, 2008

NRM Investment Company
TABLE OF CONTENTS August 31, 2008

NRM Investment Company

Date: 10/30/08 Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
NRM Investment Company

We have audited the accompanying statement of assets and liabilities of NRM Investment Company (the Fund), including the schedule of investments, as of August 31, 2008 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NRM Investment Company as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Beard Miller Company LLP
Malvern, Pennsylvania
October 29, 2008

1

NRM Investment Company
Statement of Assets and Liabilities
August 31, 2008

2008
Assets

Investments at fair value (cost $13,987,529)	$12,703,731
Interest and dividends receivable	141,946
Prepaid expenses	583

Total Assets	12,846,260

Liabilities

Accrued expenses and other liabilities	289,505

Net Assets, Applicable to 3,608,425 Outstanding Shares, Equivalent to $3.48 a Share	$12,556,755

See notes to financial statements.
2

NRM Investment Company
Schedule of Investments
August 31, 2008

	Principal Amount or Shares	Fair Value
Municipal Bonds - 55.5%
General Obligation Bonds – 11.8%

Bucks County, Pennsylvania, 5.00%, due 6/15/11, callable 6/15/09 at 100	100,000	$102,640
Pittsburgh, Pennsylvania, 5.00%, due 9/1/12, callable 3/1/12 at 100 (AMBAC)	250,000	266,995
Pennsylvania State, First Series, 5.00%, due 7/1/13	300,000	327,741
Berks County, Pennsylvania, 5.00%, due 11/15/14, callable 11/15/08 at 100 (AMBAC)	100,000	100,353
Philadelphia, Pennsylvania School District, 5.625%, due 8/1/15, callable 8/1/12 at 100 (FGIC)	300,000	331,512
Pittsburgh, Pennsylvania, Refunding, 5.25%, due 9/1/16	100,000	111,371
Puerto Rico, 5.50%, due 7/1/17	250,000	259,898

Total General Obligation Bonds		1,500,510

Housing Finance Agency Bonds - .7%

Odessa, Texas Housing Finance Corporation, Home Mortgage Revenue Refunding, 8.45%, due 11/1/11, callable 11/1/05 at 103	8,839	8,847
California Housing Finance Agency, Home Mortgage, 10.25%, due 2/1/14, callable 2/1/99 at 100	35,000	35,635
Minnesota State Housing Finance Agency, Single-Family Mortgage, 5.95%, due 1/1/17, callable 1/1/07 at 101.50	40,000	40,073

Total Housing Finance Agency Bonds		84,555

Other Revenue Bonds - 43.0%

Parkland, Pennsylvania School District, 5.375%, due 9/1/15 (FGIC)	170,000	189,616
Faulkey Gully Municipal Utility District, Texas, 4.50%, due 3/1/09 (FSA)	70,000	70,000
Montgomery County, Pennsylvania Industrial Development Authority, 5.00%, due 11/1/10	250,000	262,613
Allegheny County, Pennsylvania Industrial Development Authority, 5.00%, due 11/1/11 (MBIA)	100,000	105,822
Philadelphia, Pennsylvania Gas Works, 18th Series, 5.00%, due 8/1/11 (CIFG)	300,000	318,564
Montgomery County Pennsylvania Higher Educatiional Authority, 5.00%, due 4/1/12 (Radian)	225,000	234,551

See notes to financial statements.
3

NRM Investment Company
Schedule of Investments (Continued)
August 31, 2008

	Principal Amount or Shares	Fair Value
Municipal Bonds - 55.5% (Continued)

Other Revenue Bonds - 43.0% (Continued)

Pennsylvania State Higher Educational Facilities Authority, 5.375%, due 7/1/12, callable 7/1/09 at 100 (AMBAC)	100,000	103,096
Pennsylvania Infrastructure Investment Authority, 5.00%, due 9/1/12	500,000	543,835
Pennsylvania State Higher Educational Facilities Authority, 5.50%, prerefunded 1/01/13	350,000	387,926
Harrisburg, Pennsylvania Recovery Facilities, 5.00%, due 9/1/13, callable 9/1/08 at 101 (FSA)	100,000	101,000
Harrisburg, Pennsylvania Recovery Facilities, 5.00%, mandatory put 12/1/13	425,000	449,421
Philadelphia, Pennsylvania Wastewater, 5.25%, due 11/1/14, callable 11/1/12 at 100 (FGIC)	250,000	266,582
Philadelphia, Pennsylvania Wastewater, 5.00%, due 7/1/14	250,000	274,708
Pennsylvania State Turnpike Commission, 5.25%, due 12/1/14, callable 12/1/08 at 101 (AMBAC)	230,000	234,051
Pennsylvania State Turnpike Commission, 5.25%, due 12/1/15, callable 12/1/08 at 101 (AMBAC)	200,000	203,538
Allegheny County Sanitation Authority, Sewer Revenue, 5.00%, due 12/1/23, callable 12/1/15	300,000	305,634
Allegheny County, Pennsylvania Higher Educational Building Authority, 5.50%, due 3/15/16, callable 6/15/12 at 100 (AMBAC)	150,000	167,838
Pennsylvania State Higher Educational Facilities Authority, 5.00%, due 6/15/16, callable 6/15/12 at 100 (AMBAC)	100,000	105,155
Philadelphia, Pennsylvania Gas Works, Fourth Series, 5.25%, due 8/1/16, callable 8/1/13	250,000	277,780
Chester County, Pennsylvania Health and Educational Authority (Devereux), 5.00%, due 11/1/18	405,000	424,942
Tobacco Settlement Financial Corporation, New Jersey, 5.00%, due 6/1/19 , callable 6/1/17	200,000	180,670
North Carolina Medical Care Community Mortgage Revenue (Chatham Hospital), 5.25%, due 8/1/26, callable 2/1/17 at 100 (MBIA)	250,000	258,610
Total Other Revenue Bonds		5,465,952

Total Municipal Bonds (Cost $6,986,228)		7,051,017

See notes to financial statements.
4

NRM Investment Company
Schedule of Investments (Continued)
August 31, 2008

	Principal Amount or Shares	Fair Value

Preferred Stocks – 40.8%

ABN Amro Capital Trust VI, 6.25%	20,000	395,000
Aegon NV , 6.50%	15,000	272,100
Aegon NV, 6.875%	10,000	193,400
Barclays Bank, PLC ADR	20,000	401,000
Deutsche Bank Contingent Cap Tr, 6.55%	15,000	297,900
Federal Home Loan Mortgage Corporation, 6.42%	5,000	100,250
Federal National Mortgage Association, 8.25%, Series S	8,000	114,800
Goldman Sachs Group, Inc. 1/1000 B	15,000	342,450
HSBC USA, Inc., 1/40 Series H	20,000	453,000
ING Groep NV, 7.05%	10,000	213,500
ING Groep NV, Perpetual Debt Security	16,000	307,360
Lehman Brothers Holdings, Inc. C Dep. 1/10	10,000	287,500
Metlife, Inc., 6.50%	17,500	379,575
PNC Financial Group, 8.25% , Floating Rate	300,000	285,738
Prudential PLC, 6.50%	12,500	258,750
Royal Bank of Scotland Group PLC ADR Series R	10,000	178,100
Royal Bank of Scotland Group PLC ADR Series Q	20,000	403,600
Santander Financial SA, 6.41%	14,000	305,060

Total Preferred Stocks (Cost $6,537,670)		5,189,083

Short-Term Investments - at Cost Approximating Fair Value - 3.7%

Federated Pennsylvania Municipal Cash Trust #8 – (Cost $463,631)	463,631	463,631

Total Investments - 100% (Cost $13,987,529)		$12,703,731

See notes to financial statements.
5

NRM Investment Company
STATEMENT OF OPERATIONS
Year Ended August 31, 2008

2008

Investment Income
Interest	$308,598
Dividends	407,764

716,362

Expenses

Investment advisory fees	40,680
Custodian fees	19,000
Transfer and dividend disbursing agent fees	1,825
Legal and professional fees	85,834
Directors’ fees	6,400
Insurance	1,442
Capital stock tax	8,500
Recovery of environmental claims and related costs	(610,606)
Miscellaneous	3,766

Total Expenses (Net of Recoveries)	(443,159)

Net Investment Income	1,159,521

Realized and Unrealized Loss on Investments

Net realized loss from investment transactions	(12,051)
Net unrealized depreciation of investments	(1,203,697)

Net Realized and Unrealized Loss on Investments	(1,215,748)

Net Decrease in Net Assets Resulting from Operations	($56,227)

See notes to financial statements.
6

NRM Investment Company
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended August 31, 2008 and 2007

	2008	2007

Increase in Net Assets from Operations

Net investment income (loss)	$1,159.521	$(473,880)
Net realized (loss) gain from investment transactions	(12,051)	22,720
Net unrealized depreciation of investments	(1,203,697)	(336,446)

Net Decrease in Net Assets Resulting from Operations	(56,227)	(787,606)

Distributions to Shareholders	(202,071)	(606,212)

Capital Share Transactions	35	64

Total Decrease in Net Assets	(258,263)	(1,393,754)

Net Assets - Beginning of Year	12,815,018	14,208,772

Net Assets - End of Year	$12,556,755	$12,815,018

See notes to financial statements.
7

NRM Investment Company
Financial Highlights
Years Ended August 31, 2008, 2007, 2006, 2005, and 2004

	2008	2007	2006	2005	2004

Per Share Data (for a share outstanding throughout the indicated year)

Net asset value, beginning of year	$3.551	$3.938	$3.900	$3.931	$3.834

Net investment income (loss)	.321	(.131)	.110	.070	.119

Net realized and unrealized gain (loss) on investments	(.336)	(.088)	.059	.097	.096

Total from Investment Operations	(.015)	(.219)	.169	.167	.215

Less distributions:
Dividends from capital gains	—	(.025)	(.021)	(.130)	(.009)
Dividends from net tax-exempt income	(.024)	(.064)	(.086)	(.061)	(.103)
Dividends from net taxable income	(.032)	(.079)	(.024)	(.007)	(.006)

Total Distributions	(.056)	(.168)	(.131)	(.198)	(.118)

Net Asset Value, End of Year	$3.480	$3.551	$3.938	$3.900	$3.931

Total Return (Loss)	(0.37%)	(5.79%)	4.40%	3.76%	5.59%

Ratios/Supplemental Data

Net assets, end of year (in thousands)	$12,557	$12,815	$14,209	$15,397	$15,579

Ratio of expenses to average net assets	1.33%*	8.62%	1.05%	1.23%	.67%

Ratio of net investment income (loss) to average net assets	9.23%	(3.43%)	2.77%	1.75%	3.04%

Portfolio turnover rate	9.27%	18.00%	88.85%	56.38%	47.45%

* Excludes the recovery of  environmental claims and related costs.

See notes to financial statements.
8

NRM Investment Company
Notes to Financial Statements
August 31, 2008

Note 1 - Nature of Business and Significant Accounting Policies

Nature of Business

NRM Investment Company (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The investment objective of the Fund is to maximize and distribute income and gains on a current basis.  Its secondary objective is preservation of capital.  The Fund generally invests in both bond and equity markets and is subject to the risks and uncertainty inherent therein. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Valuation of Investments

Investments in securities (other than debt securities maturing in 60 days or less) traded in the over-the-counter market, and listed securities for which no sale was reported on the last business day of the year, are valued based on prices furnished by a pricing service.  This service determines the valuations using a matrix pricing system based on common bond features such as coupon rate, quality and expected maturity dates.  Securities for which market quotations are not readily available are valued by the investment advisor under the supervision and responsibility of the Fund’s Board of Directors.  Investments in securities that are traded on a national securities exchange are valued at the closing prices.  Short-term investments are valued at amortized cost, which approximates fair value.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses from investment transactions are reported on the basis of identified cost for both financial and federal income tax purposes.  Interest income is recorded on the accrual basis for both financial and income tax reporting. Dividend income is recognized on the ex-dividend date.  In computing investment income, the Fund amortizes premiums over the life of the security, unless said premium is in excess of any call price, in which case the excess is amortized to the earliest call date.  Discounts are accreted over the life of the security.

Transactions with Shareholders

Fund shares are sold and redeemed at the net asset value. Transactions of these shares are recorded on the trade date. Dividends and distributions are recorded by the Fund on the ex-dividend date.
Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net investment income and realized net gain from investment transactions to its shareholders and, accordingly, no provision has been made for federal income taxes.

9

Note 1 - Nature of Business and Significant Accounting Policies (Continued)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 2 - Investment Advisor and Management Fees and Other Transactions with Affiliates

The Fund has an investment advisory agreement which provides that the Fund pays to the investment advisor, as compensation for services provided and expenses assumed, a fee at the annual rate of .30% of the Fund’s net asset value.  The chief executive officer of the investment advisor is on the Board of Directors of the Fund.  Furthermore, the Fund’s president and chairman of the Board owns 78.1% of the Fund’s outstanding shares as of August 31, 2008.

Note 3 - Cost, Purchases and Sales of Investment Securities

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, aggregated $1,219,332 and $1,448,027, respectively, during the year ended August 31, 2008.

At August 31, 2008, the cost of investment securities owned is the same for financial reporting and federal income tax purposes.  Net unrealized depreciation of investment securities is $1,283,798 (aggregate gross unrealized appreciation of $132,391, less aggregate unrealized depreciation of $1,416,189).

Note 4 - Environmental Liability

On June 18, 2002 under the caption Boarhead Farm Agreement Group v. Advanced Environmental Technology Corporation et. al., No. 02-cv-3830, (District Court for the Eastern District of Pennsylvania) certain entities responsible to the Environmental Protection Agency (EPA) under controlling environmental laws, after paying the Agency and cleanup contractors more than the amount they contended to be their equitable share of the cleanup expenses, began a cost recovery suit against a number of defendant-entities also alleged to be liable under the same laws. The Fund was one such defendant-entity. It settled with the plantiffs on June 21, 2008 by paying them $250,000 in the fiscal year ending August 31, 2008 and $251,516 in the following fiscal year. The Fund had accrued $150,000 as of August 31, 2007 as its estimate of the remaining commitment to plaintiffs under a partial agreement. In addition, the Fund had accrued $1,000,000 for the unsettled part of the litigation. The excess of the amounts accrued over the final settlement has been reflected as a reduction to the Fund’s operating expenses.

Note 4 - Environmental Liability (Continued)

The EPA has made an inquiry about another environmental site which may lead to a future claim and whose materiality is unknown. No amounts have been accrued for any claim associated with this inquiry.

Note 5 - Transactions in Capital Stock and Components of Net Assets

Transactions in fund shares were as follows:

	Years Ended August 31,
	2008		2007
	Shares	Amount	Shares	Amount
Shares issued	—	$—	191,368	$690,808
Shares issued in reinvestment of dividends	15	54	24	94
Shares redeemed	(6)	(19)	(191,368)	(690,838)
Net Increase	9	$35	24	$64

The components of net assets at August 31, 2008 and 2007 are as follows:

	2008	2007
Capital shares, par value $.01 per share, 3,608,425 shares and 3,608,416 shares issued and outstanding at August 31, 2008 and 2007 (10,000,000 full and fractional shares authorized); and capital paid-in	$13,999,606	$13,999,571
Net realized loss on sale of investments*	(12,051)	—
Unrealized depreciation of investments	(1,283,798)	(80,101)
Undistributed net investment income	104,514	51,753
Overdistributed net investment income**	(251,516)	(1,156,205)

Net Assets	$12,556,755	$12,815,018

* Realized losses are the same for federal income tax purposes. Realized losses can be carried  forward until the year ended August 31, 2016.

**  For federal income tax purposes, there was $110,719 and $51,753 of undistributed net investment income for 2008 and 2007, respectively The book/tax difference arises from amounts reserved for environmental litigation described in Note 4 and not deducted for federal income tax purposes.

Note 6 - Distributions to Shareholders

The tax character of distributions paid during 2008 and 2007 was as follows:

	2008	2007

Distributions paid from:
Tax-exempt interest and dividends	$87,805	$231,348
Taxable qualified dividends	114,266	285,798
Taxable ordinary dividends	—	—
Long-term capital gains	—	89,066

	$202,071	$606,212

Note 7 – New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements” and in October, 2008 the FASB issued Staff Position 157-3 “Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active.” The Statement and Staff Position defines fair value, establishing a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosure about fair value measurements. The Statement and Staff Position establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participation assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement and Staff Position is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement and Staff Position is initially applied.

Management has evaluated the application of the Statement and Staff Position to the Fund and does not expect FAS 157 or the Staff Position to have a material impact on the financial statements.

Note 8 - Subsequent Events

Recent troubles in our nation’s economy have left many assets with significant deteriorating values. The Fund was particularly susceptible to these events as it held preferred issues in Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (Freddie Mac) and Lehman Brothers Holdings. During September, 2008 the Fund sold these three securities whose fair value was $502,550 and cost was $938,900 as of August 31, 2008. The proceeds from the sale of these securities were $36,365.

SUPPLEMENTAL INFORMATION

MANAGEMENT OF THE FUND

The Fund is managed by its Board of Directors with the authority and responsibilities enumerated in the Pennsylvania Business Corporation Law of 1988. The Board appoints the Company’s officers. The directors and officers of the Company and their addresses and principal occupations during the past five years are as follows:

Name, Address and Age	Position with Registrant	During Past Five Years

John H. McCoy* 280 Abrahams Lane Villanova, PA 19035 86 Years Old	Director, Chairman, and President	**Former President of National Rolling Mills, Inc., a steel rolling plant. Prior thereto, he was President and Director of National Rolling Mills Co.

Raymond H. Welsh 1735 Market Street, 36th floor, Philadelphia, Pennsylvania 19103 Age 76	Director	Director of TurboChef Technologies, Inc. Senior vice president of UBS Financial Services, Inc.

Joseph Fabrizio 423 Weldon Drive West Chester, Pa., 19380 50 Years Old	Director	C.P.A. for Rainer and Co., an accounting firm.

Anthony B. Fisher 116 Glenn Road Ardmore, Pennsylvania 19003	Director	Principle of Risnychok and Associates Inc., an insurance agency specializing in surety and property and casualty insurance to the construction industry.

MANAGEMENT OF THE COMPANY

The Company’s Board of Directors manages the business and affairs of the Company. The Company’s by-laws provide for five directors and all positions are filled. Two of the directors serving, namely John H. McCoy, Jr. and George W. Connell, are “interested persons” within the meaning of that term under the Investment Company Act of 1940. Two others are interim appointments serving until the regular shareholders’ meeting in December 2008; at that time they will be proposed by management to the shareholders for election for full one-year terms. The sole compensation of the directors is $400 per meeting attended. There are normally four meetings per year. The Statement of Additional Information contains the names of and the general background information concerning each director of the Company.

Investment Adviser

          The Company’s investment adviser had previously been Haverford Investment Management, Inc. (“HIM”), a federally registered investment adviser with its principal office located at Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania. On September 18, 2008, HIM provided a negative consent letter notifying the Company of the intent to transfer management of the Company’s assets to a sister company, Haverford Financial Services, Inc. (“HFS”). Effective October 18, 2008, upon expiration of the 30-day negative consent period, the Company’s adviser is HFS.

          HFS is a federally registered investment adviser providing portfolio management services to its clients. Its officers and employees are the same of those of HIM. Additionally, HFS officers and employees are also officers and employees of The Haverford Trust Company (“HTC”), which had been the investment adviser to the Company from November 1992 until the change to HIM in 2004.

          HFS and HTC share various services such as investment research, accounting and operational services in addition to corporate offices. The Investment Committees of HFS and HTC are identical.

          HFS provides investment services to the Company on a fully discretionary basis. Its activities include making purchases and sales of securities after considering the Board’s specific or blanket suggestions the Company’s investment policies, the provisions of the Company’s registration statement, the requirements of the Investment Company Act of 1940 and the requirements of the Internal Revenue code of 1986.

          Mr. George W. Connell, a 1958 graduate of the University of Pennsylvania, is HFS’s Vice Chairman, Director and sole shareholder. Mr. Joseph J. McLaughlin, a 1981 graduate of St. Joseph’s University, is HFS’s Chairman, CEO, President and Director.

          In additional to being Vice Chairman of HFS, Mr. Connell is also the Vice Chairman, Director and sole shareholder of HTC and the CEO of Haverford Trust Securities, Inc., a broker-dealer subsidiary of HTC. Mr. Connell was formerly an organizer, a sole shareholder, chairman, chief executive officer and chief investment officer of Rittenhouse Financial Services (“RFS”), a firm that the John Nuveen Company acquired on September 1, 1997. Previously, RFS was the Company’s adviser. Afterward, Mr. Connell became the principal of HTC and has been involved in these financial entities since then.

          In addition to being Chairman, CEO and President of HFS, Mr. McLaughlin is also the Chairman, CEO and member of the Board of Directors of HTC. Previously, Mr. McLaughlin was vice president and manager of the Private Client Group of RFS. Prior to joining HTC, he was a vice president at JP Morgan & Company and a manager at Peat, Marwick, Mitchell & Co. He is a Certified Public Accountant.

          Since November 27, 1992 (when RFS contracted to become the Company’s adviser), the members of the Company’s Board of Directors (1) have reviewed or have had the opportunity to review at the quarterly meetings all purchases and sales of the Company’s portfolio and (2) have directed RFS and its successors to maintain records. For non-advisory services, the Board also arranges for (3) the services of an independent certified public accountant; (4) custodial and transfer agency services; (5) the computation of net asset value by its non-auditing accountant and HIM (now HFS) (6) the providing of fidelity bond coverage; (7) the providing of other administrative services and facilities necessary to conduct the Company’s business; and (8) the providing of certain legal and auditing services necessary to comply with federal securities laws. The Company assumes all expenses therefore.

          For the services provided by HIM (now HFS), the Company pays it, in quarterly installments, at the annual rate of .3% the fair market value of the portfolio measured quarterly.

Management Discussion of Fund Investment Performance

          The Company, during the fiscal year, settled certain environmental proceedings. The settlement amount was less than the Company had accrued for the purpose during Fiscal 2007. The excess was larger than the expenses for Fiscal 2008, thereby causing expenses to be expressed as a negative in the Company’s financials. When examining the Company’s performance for Fiscal 2008, this distortion should be disregarded. The environmental expense and the expense reimbursement should instead be regarded as non-recurring items. It is important to remember when reading the balance of this “Management’s Discussion” that it describes only investment based results and does not take the environmental proceedings and its settlement into account.

          The past year in fixed income securities tested our vocabulary as markets moved further and faster than any prior experience. The Federal Reserve began a series of easing moves in September 2007 by reducing the Fed Funds rate from 5.25% to 4.75%. What began as a housing downturn in 2006 accelerated into a housing recession, then a subprime mortgage debacle was thought to have peaked when Bear Stearns needed to be rescued in March 2008. The Fed left the Funds rate unchanged at 2% from their April 30, 2008 meeting until an inter-meeting move to 1.50% on October 8, 2008. The strains on the financial system resulted in the seizure of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, an $85 million emergency credit facility to AIG, the seizure and subsequent sale of Washington Mutual, a halt on short selling in over 800 stocks and a temporary guarantee for participating US Money Market Funds and ultimately, the creation of a facility to purchase $700 billion in troubled assets while also investing capital directly into banks.

          During the past year, the benchmark ten-year Treasury has ranged from a high of 4.70% in September of 2007 to a low of 3.31% in March of this year. As of August 31, 2008, the ten-year Treasury yield was 3.81%. The Treasury yield curve steepened during the year, reflecting the flight to quality demand. The yield curve from one to ten years steepened from 40 basis points (bps) to 165 bps. The municipal yield curve steepened even more dramatically from 42 bps to 204 bps. Credit concerns put even the highest quality municipal issues under pressure, resulting in rising long term yields even as the Federal Reserve lowered short-term rates. Most notably in the municipal market, Jefferson County, Alabama reached the brink of bankruptcy not as a result of operational problems but from losses on derivative contracts related to financing a new sewer system for the county. Recent trading sessions have experienced some easing of the most extreme pressures on the credit markets. Over the remainder of the fiscal year, we believe the markets will continue to improve, although with continued volatility.

          The NRM portfolio has declined by 4.79% during the year. The Lehman 5-year Municipal Bond Index was up 6.86% over the same time period. The NRM portfolio’s underperformance is mainly due to the negative absolute return over the year for the QDI Preferred equity securities. As discussed above, the strains on the market have been most pronounced for financial services firms. The portfolio component returns for the one year period are as follows: The municipal bond holdings have returned 5.31% compared to 6.86% for the Lehman Index. The primary difference is due to a longer duration than the index. The municipal holdings had a duration of 4.5 compared to the Index at 4.14 as of Fiscal Year-end. The preferred stock holdings declined 15.20% compared to a decline of 30.55% by the Merrill Lynch Index of DRD Eligible Preferred Stock. (Please note that QDI and DRD are terms that describe the same dividend tax treatment to investors.) The quality of the municipal holdings remains strong at AA3.

          Going forward, we will continue to look to add incremental yield and after-tax income for the shareholders of NRM through a top-down analysis of the economic and inflation outlooks and the resulting policy actions that impact interest rates. This is combined with sector allocation and individual security selection within the sectors employed by NRM to achieve the desired portfolio.

Historical data – Ten year performance